Exhibit 99.2

July 22, 2021

NOTICE OF REDEMPTION OF ALL OUTSTANDING

PUBLIC WARRANTS (CUSIP 18914F111) AND PRIVATE WARRANTS

Dear Warrant Holder,

Clover Health Investments, Corp. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on August 23, 2021 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated April 21, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Warrant Agent”), as warrant agent (the “Warrant Agreement”), as part of the units sold in the Company’s initial public offering (the “IPO”) for a redemption price of $0.10 per Public Warrant (the “Redemption Price”). In addition, the Company will redeem all of its outstanding warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO (the “Private Warrants” and, together with the Public Warrants, the “Warrants”) on the same terms as the outstanding Public Warrants.

Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Public Warrants at a redemption price of $0.10 per Public Warrant if (i) the last reported sales price (the “Reference Value”) of the Common Stock is at least $10.00 per share for any twenty trading days within the thirty-day trading period ending on the third trading day prior to the date on which a notice of redemption is given and (ii) if the Reference Value is less than $18.00 per share, the Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants. At the direction of the Company, the Warrant Agent is delivering this notice of redemption to each of the registered holders of the outstanding Warrants.

The Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable shares of Common Stock underlying such Warrants. As the Reference Value is less than $18.00 per share, payment upon exercise of the Warrants may be made either (i) in cash, at an exercise price of $11.50 per share of Common Stock (the “Cash Exercise Price”) or (ii) on a “cashless basis” in which the exercising holder will receive a number of shares of Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the volume weighted average price (the “Fair Market Value”) of the Common Stock during the 10 trading days immediately following the date on which this notice of redemption is sent to holders of Warrants. The Company will inform holders of the Fair Market Value no later than one business day after such 10-trading day period ends. In no event will the number of shares of Common Stock issued in connection with an exercise on a cashless basis exceed 0.361 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

The Public Warrants and the Common Stock are listed on the Nasdaq Global Select Market (the “Nasdaq”) under the symbols “CLOVW” and “CLOV,” respectively. On July 21, 2021, the closing price of the Public Warrants was $3.20 and the closing price of the Common Stock was $8.88. At 5:00 p.m. New York City time on the Redemption Date, the Public Warrants will cease trading on the Nasdaq.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants.

The Company is exercising this right to redeem the Warrants pursuant to Section 6.2 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if (i) the Reference Value is at least $10.00 per share for any twenty trading days within the thirty-day trading period ending on the third trading day prior to the date on which a notice of redemption is given and (ii) if the Reference Value is less than $18.00 per share, the Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants.

The last sales price of the Common Stock has been at least $10.00 per share and less than $18.00 per share for 20 trading days within the 30-day trading period ending on July 19, 2021 (which is the third trading day prior to the date of this notice of redemption).

EXERCISE PROCEDURE

Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock. Payment upon exercise of the Warrants may be made either (i) in cash, at the Cash Exercise Price or (ii) on a “cashless basis” in which the exercising holder will receive a number of shares of Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the Fair Market Value. The Company will provide holders the Fair Market Value no later than one business day after the 10-trading day period used to determine the Fair Market Value ends. In no event will the Warrants be exercisable in connection with this redemption feature for more than 0.361 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Payment of the Cash Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants.

Persons who are holders of record of their Warrants may exercise their Warrants by sending (1) the warrant certificate representing the Warrants being exercised (a “Warrant Certificate”), (2) a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised and whether such Warrants are being exercised on a cash or cashless basis, and (3) if exercised for cash, payment in full of the Cash Exercise Price via wire transfer or other method of payment permitted by the Warrant Agreement to the Warrant Agent at:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Reorganization Department

Telephone: (917) 262-2378

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate, the fully and properly completed Election to Purchase and, if the applicable Warrants are exercised for cash, payment in full of the Cash Exercise Price must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate, a fully and properly completed Election to Purchase or, if the applicable Warrants are exercised for cash, the payment in full of the Cash Exercise Price before such time will result in such holder’s Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For holders of Warrants who hold their warrants in “street name,” broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on August 23, 2021, to deliver the Warrants to the Warrant Agent provided that a Notice of Guaranteed Delivery and, in the case of a cash exercise, payment in full of the Cash Exercise Price, is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or, in the case of a cash exercise, without the payment in full of the Cash Exercise Price, will be deemed to have been delivered for redemption (at $0.10 per Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Common Stock issuable upon the exercise of the Warrants is included in a registration statement (Registration No. 333-252073) initially filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2021, and originally declared effective by the SEC on January 27, 2021 (and post-effective amendment No.3 to the registration statement declared effective on June 25, 2021). The SEC maintains an internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from our investor relations website at https://investors.cloverhealth.com.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.

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Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Clover Health Investments, Corp.

/s/ Vivek Garipalli
Vivek Garipalli
Chief Executive Officer

Annex A

CLOVER HEALTH INVESTMENTS, CORP.

ELECTION TO PURCHASE

CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH

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The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive                  shares of Common Stock, par value $0.0001 per share (“Common Stock”), of Clover Health Investments, Corp. (the “Company”) and herewith tenders payment for such shares of Common Stock to the order of the Company in the amount of $                 in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of                             , whose address is                          and that such shares of Common Stock be delivered to                              whose address is                             . If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of                             , whose address is                              and that such Warrant Certificate be delivered to                             , whose address is                                               .

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The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to exercise its Warrant (as defined below) pursuant to a Make-Whole Exercise (as defined in the Warrant Agreement) to receive the number of shares of Common Stock, par value $0.0001 per share (“Common Stock”), of Clover Health Investments, Corp. (the “Company”), that this Warrant is exercisable for, as determined in accordance with subsection 3.3.1(c) or Section 6.2 of the Warrant Agreement, as applicable. If said number of shares is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of                             , whose address is                                                       and that such Warrant Certificate be delivered to                                         , whose address is                                                          .

The warrants to purchase shares of Common Stock (each, a “Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement, dated April 21, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). Pursuant to the terms of the Warrant Agreement, each whole Warrant is exercisable for one fully paid and non-assessable share of Common Stock. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the redemption date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

[Signature Page Follows]

Date:    , 2021

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).